D E  V I S S E R  G R A Y

CHARTERED ACCOUNTANTS

401 - 905 West Pender Street

Vancouver, BC Canada

V6C 1L6

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the initial registration statement of PowerNova Technologies Corporation (formerly Aqua 1 Beverage Corporation Inc.) on Form 20-F of our report dated December 4, 2003 in connection with our audits of the financial statements of that company as at May 31, 2003 and 2002 and for each of the years in the three year period ended May 31, 2003, which report is included in the Form 20-F.

“De Visser Gray”

CHARTERED ACCOUNTANTS

Vancouver, BC

December 4, 2003